================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2003


                       Intermagnetics General Corporation
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         New York                      001-11344                 14-1537454
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


                        Old Niskayuna Road, P.O. Box 461,
                                Latham, New York                 12110-0461
                  --------------------------------------------   -----------
                    (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122
                                                           ---------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 7.    Financial Statements and Exhibits.

           (c) The following exhibit is furnished as part of the Report on Form 8-K pursuant to Item 9.

           Exhibit 99.1 Press release of Intermagnetics dated November 3, 2003 announcing a proposal to purchase all of the outstanding shares of Invivo Corporation.

Item 9.    Regulation FD Disclosure.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 3, 2003, Intermagnetics issued a press release announcing that it had made a proposal to the chief executive officer and the board of directors of Invivo Corporation to purchase all of the outstanding shares of Invivo Corporation. Intermagnetics also announced that it would hold a conference call to discuss this matter at 8:30 a.m. EST on November 4, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Intermagnetics General Corporation


                                            By:      /s/ Michael K. Burke
                                                     --------------------------
                                                     Michael K. Burke
                                                     Executive Vice President
                                                     and Chief Financial Officer








Dated: November 3, 2003

                                  EXHIBIT INDEX

          Exhibit Number            Description


          Exhibit 99.1 Intermagnetics General Corporation Press Release, dated November 3, 2003, relating to its proposal to purchase all of the outstanding shares of Invivo Corporation.